UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2020

Soliton, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38815	36-4729076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
5304 Ashbrook Drive
Houston, Texas 77081
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 705-4866

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SOLY	The NASDAQ Stock Market

Item 7.01. Regulation FD Disclosure

On June 12, 2020, Soliton, Inc. (the "Company") posted a slide presentation from the American Academy of Dermatology ("AAD") 2020 VMX Virtual Conference, which was utilized for presentations to professionals attending the conference. The Company made this presentation material available on its website simultaneously. A copy of the slide presentation is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

On June 15, 2020, the Company issued a press release announcing that new positive data from the Company’s pivotal cellulite clinical trial was presented in an oral presentation via the AAD 2020 VMX Virtual Conference, on June 12, 2020. A copy of the press release is attached to this report as Exhibit 99.2 and is incorporated by reference herein.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, are being furnished and shall not be deemed to be “filed” for the purpose of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 8.01. Other Events

On June 15, 2020, the Company disclosed the results of its pivotal cellulite trial. The Company treated 67 subjects and included results for 62 subjects in the results analysis due to exclusion of one subject and no show or incomplete follow-ups for another four subjects. Each patient received a single 20 to 30-minute treatment targeting dimples and ridges. There were no unexpected adverse events or serious adverse events. There was an average pain score of 2.42 on a 0-10 scale with 10 being the most pain. As a measure of patient satisfaction, 91.9% of the subjects agreed or strongly agreed that their cellulite appeared improved. The primary endpoint of the study, a mean change in cellulite severity score of 1.0 or better, was exceeded with an actual mean change of 1.16, resulting in a positive outcome. This change represents a 32.5% reduction in the cellulite severity score for the 62 patients included in the study results. Eighty-five percent (85%) of subjects responded to treatment with the improvement in the cellulite severity scores ranging from 6.7% to 85.7%. Many existing cellulite treatment options that are on the market today are invasive or, if non-invasive, require 4-6 treatments. The results seen in this study were generated by a single treatment session.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit

99.1	AAD Slide Presentation.
99.2	Press release of Soliton, Inc. dated June 15, 2020.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLITON, INC.

By:	/s/ Lori Bisson
Lori Bisson
Executive Vice-President,
Chief Financial Officer

Dated: June 15, 2020